The Lincoln National Life Insurance Company


                   Lincoln National Variable Annuity Account C

                                  MultiFund(R)
                                 MultiFund(R) 5


                        Supplement dated August 20, 2003
   to the Prospectus and Statement of Additional Information dated May 1, 2003


     This supplement describes a change to the Prospectus for the MultiFund(R) contracts noted above, as follows.


     i4LIFESM Advantage (Non-qualified Annuity Contracts Only) - Guaranteed Income Benefit.

     Additional disclosure has been added to the above-referenced section, as follows:

     If you change the Access Period and/or the frequency of the regular income payment under i4LIFESM Advantage, the Guaranteed Income Benefit will terminate. If the Guaranteed Income Benefit is terminated, it can be re-elected after twelve (12) months, if the i4LIFE(SM) Advantage is restarted.



                Please keep this Supplement for future reference.